EXHIBIT 99--ANNUAL FINANCIAL STATEMENTS AND INDEPENDENT AUDITOR'S REPORT FOR STOCK INVESTMENT PLAN OF ANB CORPORATION FOR THE YEAR ENDED DECEMBER 31, 1996
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Exhibit to be filed by amendment - will include information required by Form
11-K.